EXHIBIT 10.2

CONSENT REGARDING PAYCHECK PROTECTION PROGRAM

April 13, 2020

Nuvera Communications, Inc.

400 Second Street North

P.O. Box 697

New Ulm, Minnesota 56073-0697

Attn: Manager

Fax No.: 507-354-1982

Ballard Spahr LLP

2000 IDS Center

80 South Eighth Street Minneapolis, Minnesota 55402

Attn: Thomas Lovett, IV

Fax No.: 612-371-3207

RE: Paycheck Protection Program

Ladies and Gentlemen:

Reference is made to the Second Amended and Restated Master Loan Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), between NUVERA COMMUNICATIONS, INC., as borrower (“Borrower”), and CoBank, ACB, as lender (“Lender”). The Loan Agreement and any promissory notes and/or supplements entered into thereunder, together with any and all related loan and security documents, collectively are referred to in this consent letter (this “Consent”) as the “Loan Documents.” Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Documents.

Borrower has notified Lender that it (or one of its affiliates) has received or intends to receive stimulus funds under the Paycheck Protection Program administered by the U.S. Small Business Administration, which under certain circumstances may become indebtedness of the

Borrower (or such affiliate) (the “PPP Loan”).

CONSENT

SECTION 1. Consent. Effective as of April 2, 2020, Lender hereby consents to the incurrence of the PPP Loan by the Borrower (or such affiliate) in an aggregate principle amount not to exceed $2,900,000, provided that (i) the Borrower (or such affiliate) is eligible to receive the PPP Loan, (ii) the PPP Loan is unsecured, (iii) neither the Borrower nor any of its affiliates has guaranteed the PPP Loan, and (iv) all information provided by Borrower to Lender withrespect to the PPP Loan prior to the date hereof is true and correct in all material respects. So long as the conditions in the proviso of the foregoing sentence remain true and correct, Lender agrees that (i) so long as Borrower is not (or Borrower and such affiliate are not) required to make any principal or interest payments with respect to the PPP Loan, the PPP Loan shall not constitute “Indebtedness” or “Debt” (or any other similar defined term) under the Loan Documents, and (ii) any portion of the PPP Loan that is forgiven shall not constitute “Indebtedness” or “Debt” (or any other similar defined term) under the Loan Documents. For the avoidance of doubt, if at any time, all or any portion of the PPP Loan constitutes indebtedness of or an obligation of Borrower (or any of its affiliates) to Lender, Lender consents to the exclusion of the PPP Loan from the scope of the indebtedness and other obligations to Lender guaranteed or secured by the Loan Documents.

Pursuant to the provisions of the Loan Documents, the Lender hereby requests that the Borrower provide the Lender with evidence of the forgiveness of all or any portion of the PPP Loan within 15 business days of receipt of the same by the Borrower or any of its affiliates.

SECTION 2. Miscellaneous.

(a) Except as expressly provided in this Consent, the execution and delivery of this Consent does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Loan Documents, and the Loan Documents shall remain in full force and effect.

(b) This Consent is a “Loan Document” as defined in the Loan Agreement. This Consent shall be governed by and shall be construed and enforced in accordance with all provisions of the Loan Agreement, including the governing law provisions thereof.

(c) Delivery of an executed signature page of this Consent by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed signature page of this Consent. The words “execution,” “signed,” “signature,” and words of like import in this Consent shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any similar state laws based on the Uniform Electronic Transactions Act.

[Signature Pages to Follow]

If you have any questions, please reach out to your CoBank relationship manager.

Sincerely,

   /s/   Jacqueline Bove

Jacqueline Bove

Managing Director

CoBank, ACB